PROSPECTUS

                            WRL SERIES FUND, INC.
                      C.A.S.E. QUALITY GROWTH PORTFOLIO
                      C.A.S.E. GROWTH & INCOME PORTFOLIO
                          C.A.S.E. GROWTH PORTFOLIO

                              201 Highland Avenue
                             Largo, Florida 33770
[WRL LOGO]                Telephone: (800) 851-9777           [C.A.S.E LOGO]
                                     (813) 585-6565


   WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio and C.A.S.E. Growth Portfolio of the Fund (collectively, the "Portfolios").

   The primary investment objective of the C.A.S.E. Quality Growth Portfolio is to seek preservation and growth of capital by investing in common stocks of large, well-managed, well-priced companies with defined markets and financial strategies which provide the basis for sound future confidence. The investment objective of the C.A.S.E. Growth & Income Portfolio is to seek high current income and moderate growth through investments in common stocks of well-priced, well-managed, large, stable and growing companies. This Portfolio seeks to invest in companies that make a policy of paying above-market dividends while their internal growth rates exceed the rate of inflation. The investment objective of the C.A.S.E. Growth Portfolio is capital growth through investments in common stocks of small to medium-sized companies. This Portfolio will generally invest in smaller, less well-established companies, with limited product lines and financial resources. This Portfolio, however, seeks to invest in such companies with above-market growth characteristics in several investment classifications including sales, earnings, returns and institutional support. There can be, of course, no assurance that the Portfolios will achieve their objectives.

   Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts, (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

   WRL Investment Management, Inc. ("WRL Management") and C.A.S.E. Management, Inc. serve as the investment adviser ("Investment Adviser") and the sub-adviser ("Sub-Adviser") respectively, to the Portfolios. See "The Investment Adviser" and "The Sub-Adviser."

   This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   Additional information about the Fund, the Portfolios and other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information ("SAI") pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       Prospectus Dated January 1, 1997

                            WRL SERIES FUND, INC.

                          C.A.S.E. QUALITY PORTFOLIO
                      C.A.S.E. GROWTH & INCOME PORTFOLIO
                          C.A.S.E. GROWTH PORTFOLIO

                             201 Highland Avenue
                             Largo, Florida 33770
                          Telephone: (800) 851-9777
                                     (813) 585-6565

FINANCIAL HIGHLIGHTS ..........................................     1
THE C.A.S.E. QUALITY GROWTH PORTFOLIO, C.A.S.E. GROWTH & INCOME
   PORTFOLIO AND C.A.S.E. GROWTH PORTFOLIO AND THE FUND .......     4
MANAGEMENT OF THE FUND ........................................    11
DIVIDENDS AND DISTRIBUTIONS ...................................    14
TAXES .........................................................    14
PURCHASE AND REDEMPTION OF SHARES .............................    15
VALUATION OF SHARES ...........................................    15
THE FUND AND ITS SHARES .......................................    15
PERFORMANCE INFORMATION .......................................    16
GENERAL INFORMATION ...........................................    17

                             FINANCIAL HIGHLIGHTS

                      C.A.S.E. QUALITY GROWTH PORTFOLIO

   The information contained in the tables below for a share of capital stock outstanding of the C.A.S.E. Growth Portfolios for the period May 1, 1995 (commencement of operations) through December 31, 1995, is taken from the Portfolios' audited financial statements (and for the period January 1, 1996 through June 30, 1996 from the Portfolios' unaudited Semi-Annual Report) as incorporated by reference in the Statement of Additional Information. The Annual Report and Semi-Annual Report contain additional information for these Portfolios. A copy of the Statement of Additional Information, Annual Report and Semi-Annual Report may be obtained without charge upon request. A voluntary fee waiver and expense reimbursement applied during the period shown below. That voluntary fee waiver and expense reimbursement has been modified with respect to the C.A.S.E. Quality Growth Portfolio and the C.A.S.E. Growth & Income Portfolio. (See "Management of the Fund--The Investment Adviser," page 11.)



                                                       PERIOD FROM   PERIOD FROM
                                                        1/1/96 TO     5/1/95 TO
                                                         6/30/96       12/31/95
                                                       -----------   -----------
Net Asset Value, Beginning of Period                        10.84       $ 10.00
Income From Investment Operations
    Net Investment Income                                     .05           .14
  Net Gains or Losses on Securities (both realized and
    unrealized)                                               .49          1.50
                                                          -------       -------
   Total Income (Loss) From Investment Operations             .54          1.64
                                                          -------       -------
Less Distributions
    Dividends (from net investment income)                    .00          (.14)
                                                          -------       -------
  Distributions (from net realized gains)                     .00          (.66)
                                                          -------       -------
   Total Distributions                                        .00          (.80)
                                                          -------       -------
Net Asset Value, End of Period                            $ 11.38       $ 10.84
                                                          =======       =======
Total Return*                                                4.94%        13.61%
Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)                   $ 1,547       $ 1,150
Ratio of Expenses to Average Net Assets**                    1.33%         1.00%
Ratio of Net Investment Income to Average Net Assets          .99%         1.28%
Ratio of Commission Paid to Number of Shares                 6.05%          N/A
Portfolio Turnover Rate                                    106.15%       119.63%
---------------------

* The total return shown for 1995 is for the eight month period ended December 31, 1995, and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Annuity Contract; including these charges would reduce total return figures for all periods shown.

** Ratio is annualized and net of advisory fee waiver for the period ended December 31, 1995, for which period the annualized ratio of expenses to average net assets would have been 5.91% absent the advisory fee waiver by Western Reserve Life.

                      C.A.S.E. GROWTH & INCOME PORTFOLIO




                                                                     PERIOD FROM     PERIOD FROM
                                                                       1/1/96 TO       5/1/95 TO
                                                                        6/30/96        12/31/95
                                                                     -----------     -----------
Net Asset Value, Beginning of Period                                     $11.28          $10.00
Income From Investment Operations
    Net Investment Income                                                   .10             .21
  Net Gains or Losses on Securities (both realized and
    unrealized)                                                             .81            1.38
                                                                      ----------      ----------
   Total Income (Loss) From Investment Operations                           .91            1.59
                                                                      ----------      ----------
Less Distributions
    Dividends (from net investment income)                                  .00            (.21)
                                                                      ----------      ----------
  Distributions (from net realized gains)                                   .00            (.10)
                                                                      ----------      ----------
   Total Distributions                                                      .00            (.31)
                                                                      ----------      ----------
Net Asset Value, End of Period                                           $12.19          $11.28
                                                                      ==========      ==========
Total Return*                                                              8.07%          14.80%
Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)                                  $1,768          $1,083
Ratio of Expenses to Average Net Assets**                                  1.33%           1.00%
Ratio of Net Investment Income to Average Net Assets                       1.66%           1.94%
Ratio of Commissions Paid to Number of Shares                              6.05%            N/A
Portfolio Turnover Rate                                                   93.24%          72.73%

---------------------

* The total return shown for 1995 is for the eight month period ended December 31, 1995, and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Annuity Contract; including these charges would reduce total return figures for all periods shown.

** Ratio is annualized and net of advisory fee waiver for the period ended December 31, 1995, for which period the annualized ratio of expenses to average net assets would have been 6.17% absent the advisory fee waiver by Western Reserve Life.
[/FN]

                          C.A.S.E. GROWTH PORTFOLIO




                                                                      PERIOD FROM     PERIOD FROM
                                                                       1/1/96 TO       5/1/95 TO
                                                                        6/30/96        12/31/95
                                                                      -----------     -----------
Net Asset Value, Beginning of Period                                    $11.66          $ 10.00
Income From Investment Operations
    Net Investment Income                                                  .05              .12
  Net Gains or Losses on Securities (both realized and
    unrealized)                                                            .74             2.49
                                                                      -----------     -----------
   Total Income (Loss) From Investment Operations                          .79             2.61
                                                                      -----------     -----------
Less Distributions
    Dividends (from net investment income)                                 .00             (.12)
                                                                      -----------     -----------
  Distributions (from net realized gains)                                  .00             (.83)
                                                                      -----------     -----------
   Total Distributions                                                     .00             (.95)
                                                                      -----------     -----------
Net Asset Value, End of Period                                          $12.45          $ 11.66
                                                                      ===========     ===========
Total Return*                                                             6.77%           20.65%
Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)                                 $7,347          $ 2,578
Ratio of Expenses to Average Net Assets**                                 1.00%            1.00%
Ratio of Net Investment Income to Average Net Assets                       .79%            1.02%
Ratio of Commission Paid to Number of Shares                              6.03%             N/A
Portfolio Turnover Rate                                                  90.07%          121.62%

-----------------------

* The total return shown for 1995 is for the eight month period ended December 31, 1995, and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Annuity Contract; including these charges would reduce total return figures for all periods shown.

** Ratio is annualized and net of advisory fee waiver for the period ended December 31, 1995, for which period the annualized ratio of expenses to average net assets would have been 4.15% absent the advisory fee waiver by Western Reserve Life.
[/FN]

                            WRL SERIES FUND, INC.
  THE C.A.S.E. QUALITY GROWTH PORTFOLIO, C.A.S.E. GROWTH & INCOME PORTFOLIO
                  AND C.A.S.E. GROWTH PORTFOLIO AND THE FUND

   The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The C.A.S.E. Quality Growth Portfolio, C.A.S.E. Growth & Income Portfolio and C.A.S.E. Growth Portfolio are series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Account. This Prospectus describes only the C.A.S.E. Quality Growth, C.A.S.E. Growth & Income and C.A.S.E. Growth Portfolios.

   A particular portfolio of the Fund may not be available under the Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Contract you have chosen will indicate the portfolios that are generally available under the applicable Contract and should be read in conjunction with this Prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

   The Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Contract Owner approval. A change in the investment objectives or policies of a Portfolio may result in that Portfolio having an investment objective or policies different from that which a Contract Owner deemed appropriate at the time of investment.

   Each Portfolio invests mainly in common stock and other equity securities in search of growth, or a combination of growth and income (total return). Their performance depends heavily on stock market conditions in the U.S. and abroad, and can also be affected by changes in interest rates or other economic conditions. Accordingly, the Portfolios are not by themselves a balanced investment plan.

C.A.S.E. QUALITY GROWTH PORTFOLIO

   The primary investment objective of the C.A.S.E. Quality Growth Portfolio is preservation and growth of capital.

   The C.A.S.E. Quality Growth Portfolio seeks long-term appreciation principally through investment in common stocks of large, well-managed, well-priced companies with defined markets and financial strategies which provide the basis for sound future confidence. Stocks of such companies usually are listed on the New York or American Exchanges. The investments the Sub-Adviser seeks will, in the opinion of the Sub-Adviser, be under-valued based upon a broad range of comparative, fundamental values for similar long-term investments. The large cap stocks which this Portfolio seeks will generally be less volatile than smaller or mid-capitalization stocks. For these purposes, the Sub-Adviser considers "large cap" stocks to be stocks issued by companies with market capitalization at least equal to $1 billion. The Sub-Adviser considers "mid-capitalization" stocks to be stocks issued by companies with market capitalization of between $350 million and $3 billion. (Companies with market capitalization from $1 billion to $3 billion may be classified by the Sub-Adviser as either medium cap or as large cap, depending upon the Sub-Adviser's evaluation of the liquidity of trading in the company's stock.) Companies with larger capitalization frequently have broad markets and product lines. The dividend component of the Portfolio's investments should be similar or slightly less than the average for the market in the identical period. There can be no assurance that the Portfolio's objectives will be achieved because there are no certainties of the prevailing market or economic conditions with which the Portfolio will be confronted.

   Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a return on its uninvested cash. See the Statement of Additional Information for further descriptions of such securities. In the latter case, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent it would if the Portfolio were fully invested in common stocks. The Portfolio may invest up to 15% of its assets in securities of issuers in a single industry. The Portfolio does not currently intend to invest more than 5% of its assets in non-investment grade debt securities. See the Statement of Additional Information for further information concerning such securities and bond ratings.

   The C.A.S.E. Quality Growth Portfolio may invest up to 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors, as described below and in the Statement of Additional Information. (See "Certain Portfolio Practices and Techniques--Foreign Investments and Special Risks," page 8.) The Portfolio also may invest in repurchase agreements and reverse repurchase agreements. (See "Certain Portfolio Practices and Techniques--Repurchase and Reverse Repurchase Agreements," page 7.)

C.A.S.E. GROWTH & INCOME PORTFOLIO

   The investment objective of the C.A.S.E. Growth & Income Portfolio is to seek high current income and moderate growth through investments in well-priced, well-managed, large, stable and growing companies.

   Current income of the Portfolio will vary. It is anticipated that the current income realized by this Portfolio will, however, generally be relatively higher than the current income realized by C.A.S.E. Quality Growth Portfolio or C.A.S.E. Growth Portfolio. The Portfolio invests primarily in common stocks of companies believed by the Sub-Adviser to have potential for above-average growth in several fundamental and conditional and market comparative categories, including sales, earnings (year over year and month over month), market relative to return-on-equity, market relative cash flow, institutional and/or insider ownership changes, and price earnings ratios. The Portfolio seeks to invest in companies that make a policy of paying above market dividends, and also have positive internal growth rates and demonstrated capital appreciation over time that exceed the rate of inflation during the period measured. The Portfolio will generally invest 90% of its assets in dividend paying stocks.

   Total return consists of current income, including dividends, capital appreciation, and interest and discount accrual. The Portfolio's ability to achieve its total return objective of both high current income and moderate growth is a function of the Sub-Adviser's stock selections as well as market and economic conditions.

   Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a return on its uninvested cash. See the Statement of Additional Information for further descriptions of such securities. In the latter case, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent it would if the Portfolio were fully invested in common stocks. The Portfolio may invest up to 15% of its assets in securities of issuers in a single industry. The Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade debt securities. See the Statement of Additional Information for further information concerning such securities and bond ratings.

   The C.A.S.E. Growth & Income Portfolio may invest up to 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors, as described below and in the Statement of Additional Information. (See "Certain Portfolio Practices and Techniques--Foreign Investments and Special Risks," page 8.) The Portfolio also may invest in repurchase agreements and reverse repurchase agreements. (See "Certain Portfolio Practices and Techniques--Repurchase and Reverse Repurchase Agreements," page 7.)

C.A.S.E. GROWTH PORTFOLIO

   The C.A.S.E. Growth Portfolio's objective is capital growth through investments in small to medium-sized companies. For these purposes, the Sub-Adviser considers "small cap" stocks to be stocks issued by companies with market capitalization of between $50 million and $500 million. As noted above, the Sub-Adviser considers "mid-capitalization" stocks to be stocks issued by companies with market capitalization of between $350 million and $3 billion. (Companies with market capitalization from $350 million to $500 million may be classified by the Sub-Adviser as either small cap or medium cap, depending upon the Sub-Adviser's evaluation of the liquidity of trading in the company's stock.) This Portfolio will generally invest in smaller, less well-established companies, with limited product lines and financial resources. The Portfolio seeks, however, to invest in such companies with above-market growth characteristics in several investment classifications including sales, earnings, returns and institutional support. Income derived is incidental to the Portfolio's investment objective.

   The Portfolio seeks to invest substantially all of its assets in common stocks when the portfolio manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Portfolio invests in common stocks traded on recognized securities exchanges and in the over-the-counter market. The Portfolio generally intends to invest in medium to small sized companies which exhibit sustainable above-market characteristics in sales, earnings, rates of return, insider and institutional buying. The Sub-Adviser intends to be aggressive in its efforts to increase shareholders' capital by investing primarily in companies which are likely to benefit from the comparatively strong conditional and fundamental circumstances uncovered by the Sub-Adviser's analysis. The Portfolio will invest in securities of companies that appear to be under-valued from several vantage points and which, in the opinion of the Sub-Adviser, demonstrate the characteristics necessary for significant future growth. As a result of these investment policies, the market prices of many of the securities purchased by the Portfolio may fluctuate widely; any income received by the Portfolio from these securities will be incidental. Investors should be aware that whenever the securities markets become volatile, secondary growth securities such as those in which the Portfolio will invest have historically become even more so. The Sub-Adviser nonetheless believes that small to middle capitalization securities in emerging markets often have sales and earnings growth rates which exceed more developed companies. Such growth rates may in turn be reflected in more rapid share price appreciation.

   Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth, changes in the Portfolio will generally be made whenever the Sub-Adviser believes they are advisable, typically either as a result of securities having reached a price objective or by reason of developments not foreseen at the time of the investment decision. Since investment changes ordinarily will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for an insufficient length of time. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio which are ultimately borne by the shareholders and Contract Owners.

   Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposits or other securities of U.S. issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other governmental entities. The Portfolio may invest up to 15% of its assets in securities of issuers in a single industry. The Portfolio does not presently intend to invest more than 5% of its assets in debt securities rated less than investment grade. When the Portfolio invests in such securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent that it would if it were fully invested.


   The C.A.S.E. Growth Portfolio may invest up to 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors, as described below and in the Statement of Additional Information. (See "Certain Portfolio Practices and Techniques--Foreign Investments and Special Risks," page 8.) The Portfolio also may invest in repurchase agreements and reverse repurchase agreements. (See "Certain Portfolio Practices and Techniques--Repurchase and Reverse Repurchase Agreements," below.)


CERTAIN PORTFOLIO POLICIES AND TECHNIQUES; RISK FACTORS

   FUTURES CONTRACTS, RELATED OPTIONS AND OTHER HEDGING STRATEGIES. Subject to certain limitations, each Portfolio may engage in hedging strategies involving futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors. A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A Portfolio may engage in hedging strategies to attempt to reduce the overall level of investment risk that normally would be expected to be associated with the Portfolio's securities, and to attempt to protect the Portfolio against market movements that might adversely affect the value of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. There can be no assurance, however, that the use of these instruments by a Portfolio will assist it in achieving its investment objective. Generally, the use of hedging strategies involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. If the Sub-Adviser engages in a hedging transaction intended to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such hedging strategy had not been used. The use of hedging strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; 2) imperfect correlation between the price of the hedging instruments and movements in the prices of the securities or currencies underlying the hedging transaction; 3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; 4) the possible absence of a liquid secondary market for any particular instrument at any time; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Further information on these instruments, hedging strategies and risk considerations relating to them is set forth in the Statement of Additional Information.

   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A Portfolio may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the Portfolio at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities and are subject to the limit stated below.

   When a Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets.

   ILLIQUID SECURITIES. A Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of a Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Board of Directors of the Fund.


   WHEN-ISSUED SECURITIES. A Portfolio may purchase new issues of U.S. Government securities on a "when-issued" basis. However, a Portfolio does not intend to invest more than 20% of its total assets in when-issued securities. Because actual payment for and delivery of when-issued securities generally take place 15 to 45 days after the purchase date, a Portfolio that purchases when-issued securities bears the risk that interest rates and the security's value at the time of delivery may have changed prior to delivery of the when-issued security.


   SPECIAL SITUATIONS. The Portfolios may invest in "special situations" from time to time. A special situation arises when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Portfolio will depend on a Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.

   LENDING AND BORROWING. Each Portfolio may lend its portfolio securities to qualified institutional buyers for the purpose of realizing additional income. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned and may not together with any other outstanding loans exceed 25% of a Portfolio's total assets. Securities lending may involve some credit risk to a Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets, at the time the loan or borrowing is made. If portfolio securities are loaned, collateral values will be continuously maintained at no less than 100% by marking-to-market daily. If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such action as may be appropriate in order to vote its shares.


   The Portfolios may also borrow money from banks. Any such loans or borrowings are expected to be short-term in nature and used for temporary or emergency purposes, such as to provide cash for redemptions, and will not exceed 25% of a Portfolio's total assets at the time the loan or borrowing is made. In accordance with the requirements of current California insurance regulations, each Portfolio will restrict borrowings to no more than 10% of total assets, except a Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California insurance regulations are changed at some future time to permit borrowings in excess of 10% of total assets but less than 25% of total assets, each Portfolio may conduct borrowings in accordance with such revised limits.


   FOREIGN INVESTMENTS AND SPECIAL RISKS. The Portfolios may each invest up to 25% of net assets at the time of purchase in the securities of foreign issuers and obligors.

   Investments may be made in both domestic and foreign companies. In selecting investments in foreign securities for the Portfolios, the Sub-Adviser considers a variety of factors which may include the political and economic conditions in a country, the prospect for changes in the value of its currency and the liquidity of the investment in that country's securities markets. If appropriate and available, the Sub-Adviser may purchase foreign securities through dollar-denominated American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of receipts or shares evidencing ownership of the underlying foreign securities. While ADRs are dollar-denominated receipts that are issued by domestic banks and traded in the United States, EDRs are typically issued by European banks, and GDRs may be issued by either domestic or foreign banks. In addition, the Portfolios may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies).

   Investing in foreign securities involves opportunities and risks that differ from those involved with investing solely in U.S. markets. The Sub-Adviser believes that there is substantial opportunity from a professionally managed portfolio of securities selected from the U.S. and foreign markets. This investment framework seeks to take advantage of the investment opportunities created by the global economy. Accordingly, an investor may benefit from worldwide access to investment opportunities, without being constrained by the location of a company's headquarters or the trading market for its shares.

   At the same time, these opportunities involve considerations and risks that may not be encountered in U.S. investments. For example, changes in currency exchange rates and exchange rate controls may affect the value of foreign securities and the value of their dividend or interest payments, and therefore a Portfolio's share prices and returns. Foreign companies generally are subject to tax laws and accounting, auditing, and financial reporting standards, practices and requirements that differ from those applicable to U.S. companies. There is generally less publicly available information about foreign companies and less securities and other governmental regulation and supervision of foreign companies, stock exchanges and securities brokers and dealers. A Portfolio may encounter difficulties in enforcing obligations in foreign countries and negotiating favorable brokerage commission rates. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Security trading practices abroad may offer less protection to investors such as the Portfolios than the practices of domestic securities trading. Custody charges are generally higher for foreign securities than for domestic securities.

   The considerations noted above may be intensified in the case of investments in developing countries or countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

   At times, securities held by a Portfolio may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when a Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

   In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Portfolios; political or social instability or war; or diplomatic developments which could affect U.S. investments in those countries. These latter considerations generally are more of a concern in developing countries. Developing countries may also have economies that are based on only a few industries. Although investments in companies domiciled in developing countries may be subject to potentially greater risk than investments in developed countries, the Portfolios will not invest in any securities of issuers located in developing countries if the Sub-Adviser determines these securities to be speculative.

   To the extent a Portfolio invests in international foreign securities markets, changes in the Portfolio's share price may have a reduced correlation with movements in the U.S. markets. A

Portfolio's share price reflects the movements of both the prices of securities in which the Portfolio is invested and the currencies in which the investments are denominated. Because the foreign securities in which a Portfolio may invest include those that are denominated in foreign currencies, or that otherwise have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be, to that extent, an important factor in the performance of a Portfolio. In an effort to manage exchange rate risks, a Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date). A Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business, and may purchase and sell currencies through currency exchange contracts in order to fix a price for securities they have agreed to buy or sell. The Sub-Adviser may also seek to hedge some or all of a Portfolio's investments denominated in foreign currency against a decline in the value of that currency relative to U.S. dollars, by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the Portfolio's assets denominated in that currency), or by participating in options or futures contracts with respect to such currency. This type of hedge may minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in that currency.

   A Portfolio may also enter into foreign currency exchange contracts to shift exposure to currency exchange rate changes from one foreign currency to another. This technique is known as cross-hedging. For example, if the Sub-Adviser believed that a particular currency may decline relative to the U.S. dollar, a Portfolio could enter into a contract to sell that currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. As a non-fundamental operating policy, a Portfolio will not enter into currency exchange contracts if, as a result, more than 10% of its assets would be committed to the consummation of cross-hedge contracts, and will instruct its custodian bank to set aside high-grade, liquid assets to cover the Portfolio's purchase obligations under this type of contract.


   Generally, the use of hedging strategies involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Sub-Adviser engages in a hedging transaction intended to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such hedging strategy had not been used. The use of hedging strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; 2) imperfect correlation between the price of the hedging instruments and movements in the prices of the securities or currencies underlying the hedging transaction; 3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; 4) the possible absence of a liquid secondary market for any particular hedging instrument at any time; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See the SAI for further information concerning these risks. The Sub-Adviser will bear the costs of any separately identifiable expenses incurred in connection with consultation of experts.


OTHER INVESTMENT POLICIES AND RESTRICTIONS

   The Portfolios are subject to other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolios and as such may not be changed without the approval of the shareholders of the Portfolios.

PORTFOLIO TURNOVER

   A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Portfolios may engage frequently in short-term trading. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs for the Portfolios. The Sub-Adviser is unable to predict precisely the future turnover rate of the Portfolios. However, the annual portfolio turnover rate for the

C.A.S.E. Quality Growth Portfolio is expected to range between 75% and 100%; the annual portfolio turnover rate for the C.A.S.E. Growth & Income Portfolio is expected to range between 75% and 100%; and the annual portfolio turnover rate for the C.A.S.E. Growth Portfolio is expected to range between 150% and 200% annually. Turnover rates may vary based on market volatility and economic conditions. The rate of portfolio turnover will not be a limiting factor when changes in a Portfolio's holdings are deemed appropriate by the Sub-Adviser. See "Portfolio Transactions and Brokerage" in the SAI.

                            MANAGEMENT OF THE FUND

   Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL Management as Investment Adviser and C.A.S.E. Management, Inc. as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL Management and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

   WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to this date, WRL served as investment adviser to each Portfolio.


   Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolios in accordance with the Portfolios' stated investment objectives and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of each of the Portfolios.


   The Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.


   The Investment Adviser has voluntarily undertaken, until at least April 30, 1997, to pay expenses on behalf of the C.A.S.E. Growth Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%. For the fiscal year ended December 31, 1995, the actual expenses as a percentage of average daily net assets for the C.A.S.E. Growth Portfolio were 4.15%.

   For the period ended December 31, 1995, the previous Investment Adviser
(WRL) paid expenses on behalf of the C.A.S.E. Quality Growth Portfolio in the amount of $23,966, the C.A.S.E. Growth &

Income Portfolio in the amount of $23,049 and the C.A.S.E. Growth Portfolio in the amount of $23,832. Effective May 1, 1996, the Investment Adviser has voluntarily undertaken, until at least April 30, 1997, to pay expenses on behalf of the C.A.S.E. Quality Growth Portfolio and C.A.S.E. Growth and Income Portfolio to the extent that the normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each Portfolio's average daily net assets, 1.50%. In the absence of the fee waiver and expense reimbursement during 1995, the expenses of the C.A.S.E. Quality Growth Portfolio and C.A.S.E. Growth Income Portfolio would have equaled 5.91% and 6.17%, respectively, of the Portfolios' net assets on an annualized basis. The Investment Adviser is not obligated to continue any voluntary expense limitation beyond April 30, 1997.

DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

   Effective January 1, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

   The expenses the Fund may pay pursuant to the Distribution Plan shall include, but are not necessarily limited to, the following: cost of printing and mailing Fund prospectuses and statements of additional information, and any supplements thereto to prospective investors; costs relating to development and preparation of Fund advertisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (e.g., salaries and benefits, office expenses, equipment expenses (i.e., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

   Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

   ISI will submit to the Fund's Board for approval annual distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board.

   ISI has determined it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending Decmeber 31, 1997. Prior to ISI seeking reimbursement, Policy owners will be notified in advance.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

   Effective January 1, 1997, the Fund has entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.

THE SUB-ADVISER

   C.A.S.E. Management, Inc., located at 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431, serves as the Sub-Adviser to the Portfolios. C.A.S.E. Management, Inc. is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of the Sub-Adviser. The Sub-Adviser provides investment management services to financial institutions, high net worth individuals, and other professional money managers. The Sub-Adviser has not previously managed a registered investment company.

   Informally, the Sub-Adviser's Board members confer on a continuous basis, gathering economic sector, industry and stock specific information from the Sub-Adviser's research and management resources. Each of the Sub-Adviser's Board members are individually responsible for the analytical coverage of one or two of the market's eight economic sectors. The Sub-Adviser's "sector specialists" are encouraged to maintain contact with counterpart sector specialists from leading outside research organizations. The information gathered for consideration by the Board's sector specialists also includes objective forms of research from various governmental agencies, stock exchanges and financial capitols. Formally, the Sub-Adviser's Board meets monthly to formulate overall strategic investment positions. The Board then formally reviews its current investment focus towards every stock, industry, and economic sector owned in its overall stock population. When stocks are sold or removed from the Sub-Adviser's overall population, it is generally because their investment characteristics have deteriorated to a point deemed to be unfavorable by the sector specialist or the full membership of the Board. Stocks which appear to have above-market characteristics may also be added to the Sub-Adviser's overall population, and to a Portfolio (if otherwise consistent with the Portfolio's investment objective and restrictions) by the sector specialist or the collective vote of the Sub-Adviser's Board members, anytime during the month, or during the Sub-Adviser's formal month-end Board meeting.

   The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for each Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolios and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolios. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolios.

   The Sub-Adviser's investment philosophies reflect fundamental research, both qualitative and quantitative. It utilizes industry analysts, direct field investigations, and market relative comparative measures in evaluating prospective and current investments of the Portfolios. These comparative measures include, but are not limited to, insider ownership and changes thereto, institutional ownership and changes thereto, earnings projections and predictability, return on equity, price/earnings ratios during various measuring periods, and price to book value. Investment selections are also influenced by the cyclical aspects of the economy, monetary flows, policies of the Federal Reserve, and the Sub-Adviser's proprietary comparative analysis methods. The Sub-Adviser conducts a detailed review of each Portfolio's investments on a monthly basis, based on comparative and other research categories. The scope of its research is obtained from governmental agencies, analyst driven research departments and stock exchanges.

   In undertaking its research and conducting its analysis of current and potential investments for the Portfolios, the Sub-Adviser utilizes complex proprietary computer-based programs developed by the Sub-Adviser's parent, C.A.S.E., Inc. These programs are available to the Sub-Adviser by license from its parent. The Sub-Adviser believes that time and cost efficiencies associated with these programs permit it to maintain current information on over 4,000 stocks listed on the major North American exchanges in fifty-seven industries and eight economic sectors and to evaluate this information on a market comparative basis using over 30 different strategic and econometric models.

   For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of 0.40% of the average daily net assets of the Portfolios.

   The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolios. The Sub-Adviser is authorized to consider sales of the Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In addition, the Sub-Adviser may occasionally place portfolio business with broker-dealers affiliated with the Investment Adviser or the Sub-Adviser; in such event, the Sub-Adviser always will seek best execution.

PERSONAL SECURITIES TRANSACTIONS

   The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Codes of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

                         DIVIDENDS AND DISTRIBUTIONS

   The Portfolios intend to distribute substantially all of the net investment income, if any. Dividends from investment income, if any, of the Portfolios normally are declared and paid semi-annually in additional shares of the Portfolios at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolios at the end of the fiscal year.

                                    TAXES

   Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is each Portfolio's intention to distribute all such income and gains.

   Shares of each Portfolio are offered only to the Separate Account (which is an insurance company separate account that funds the Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity contracts. For a discussion of the taxation of life insurance companies and the Separate Account, as well as the tax treatment of the Contracts and the Contract Owners thereof, see "Federal Tax Matters" included in the respective prospectuses for the Contracts.

   Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Account, WRL, the Contracts, and tax consequences to the Contract Owners thereof, other than as described in the prospectus for the Contracts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a Portfolio and its shareholders; see the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                      PURCHASE AND REDEMPTION OF SHARES

   Shares of a Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Contracts. Such charges are described in the respective prospectuses for the Contracts.

                             VALUATION OF SHARES

   A Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

   Net asset value of a Portfolio share is computed by dividing the value of the net assets of each Portfolio by the total number of shares outstanding in each Portfolio.

   Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the Statement of Additional Information for details.)

                           THE FUND AND ITS SHARES

   The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

   The Fund offers shares of the Portfolios for purchase by the Separate Account to fund benefits under the Contracts. The Fund also offers shares of other Fund portfolios, not available under the Contracts, for purchase by other insurance company separate accounts (the "Other Separate Accounts") of Western Reserve Life Assurance Company of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Assurance Company, Inc. ("AUSA"), (WRL, PFL and AUSA together, the "Life Companies"), to fund the benefits under certain variable life insurance policies and variable annuity contracts (the policies and contracts together, the "Policies"). The Life Companies are affiliates. Because shares of all portfolios of the Fund are sold to these various separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for such variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of shares of the Portfolios by the Separate Account or of shares of other Fund portfolios by one or more of the Other Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

   The Fund offers a separate class of common stock for each portfolio. All shares of the Portfolios and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of a Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event holders of the remaining shares would not be able to elect any directors.

   Only the Separate Account and the Other Separate Accounts of the Life Companies may hold shares of portfolios of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, WRL will vote the Portfolios' shares, and the Life Companies will vote the shares of the Fund's other portfolios in the Other Separate Accounts, including shares which are not attributable to Contract Owners and holders of the Policies, respectively, at meetings of the Fund in accordance with instructions received from Contract Owners and holders of the Policies, respectively, having voting interests in the corresponding sub-accounts of the Separate Account and the Other Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Contract Owners and holders of the Policies are described in more detail in the prospectuses or disclosure document for the Contract and the Policies, respectively.

                           PERFORMANCE INFORMATION

   The Fund may, from time to time, include quotations of a Portfolio's total return or yield in connection with the total return for the corresponding sub-account of the Separate Account in advertisements, sales literature or reports to Contract Owners or to prospective investors. Total return and yield quotations for a Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield will not reflect charges or deductions against the Separate Account or charges and deductions against the Contracts. Where relevant, the prospectus for the Contracts contains additional performance information.

   The total return of a Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolio began operations, as of a stated ending date. When a Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations for a Portfolio are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of a Portfolio's investment advisory fees and Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

   The Fund may, from time to time, disclose in advertisements, sales literature and reports to Contract Owners or to prospective investors, total returns for a Portfolio for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

   The Fund may also, from time to time, compare performance information for a Portfolio in advertisements, sales literature and reports to Contract Owners or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices; (2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund.

   (See the SAI for more information about the Portfolios' performance.)

                             GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

   The fiscal year of the Portfolios ends on December 31 of each year. The Fund will send to the Portfolios' Contract Owners, at least semi-annually, reports showing the Portfolios' compositions and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Contract Owners each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

   Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111 acts as Custodian and Dividend Disbursing Agent of the Portfolios' assets.

ADDITIONAL INFORMATION

   The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                            WRL SERIES FUND, INC.

                      C.A.S.E. QUALITY GROWTH PORTFOLIO
                      C.A.S.E. GROWTH & INCOME PORTFOLIO
                          C.A.S.E. GROWTH PORTFOLIO


                             OFFICE OF THE FUND:
                            WRL Series Fund, Inc.
                             201 Highland Avenue
                             Largo, Florida 33770
                                (800) 851-9777
                                (813) 585-6565


INVESTMENT ADVISER:


  WRL Investment Management, Inc.
  201 Highland Avenue
  Largo, FL 33770


SUB-ADVISER:

  C.A.S.E. Management, Inc.
  2255 Glades Road
  Suite 221-A
  Boca Raton, FL 33431

CUSTODIAN:

  Investors Bank & Trust Company
  89 South Street
  Boston, MA 02111

INDEPENDENT ACCOUNTANTS:


  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105

TRANSFER AGENT:

   WRL Investment Services, Inc.
   201 Highland Avenue
   Largo, FL 33770

DISTRIBUTOR:

   InterSecurities, Inc.
   201 Highland Avenue
   Largo, FL 33770

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

WRL00069-01/97

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